UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 12, 2007

Date of report (Date of earliest event reported)

SL Green Realty Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue
New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

(212) 594-2700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2007, the Board of Directors (the “Board”) of SL Green Realty Corp. (the “Company”) approved an amendment to Article VII of the Company’s Amended and Restated Bylaws, effective as of December 12, 2007, to provide for the issuance and transfer of the Company’s capital stock in uncertificated form. This amendment has been adopted by the Board in response to the NYSE requirement that all listed companies be eligible by January 1, 2008 to participate in the Direct Registration System (the "DRS").  The DRS allows stockholders to own and transact shares in electronic (book-entry) form without the issuance of physical certificates.

The Second Amended and Restated Bylaws are filed as an exhibit to this report.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.2	Second Amended and Restated Bylaws of SL Green Realty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2007

SL GREEN REALTY CORP.

By:	/s/ Gregory F. Hughes
	Name:	Gregory F. Hughes
	Title:	Chief Financial Officer